Exhibit 10.1

ELEVENTH AMENDMENT TO

AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") dated effective as of April 30, 2006 (the "Effective Date") is by and between HANDY HARDWARE WHOLESALE, INC. ("Borrower") and JPMORGAN CHASE BANK, N.A. ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower are parties to an Amendment and Restatement of Credit Agreement dated as of April 30, 1996, as amended by a First Amendment dated as of April 30, 1997, a Second Amendment dated as of April 30, 1998, a Third Amendment dated as of April 30, 1999, a Fourth Amendment dated as of April 30, 2000, a Fifth Amendment dated as of April 30, 2001, a Sixth Amendment dated as of April 30, 2002, a Seventh Amendment dated as of April 30, 2003, an Eighth Amendment dated as of August 1, 2003, a Ninth Amendment dated as of April 30, 2004 and a Tenth Amendment dated as of April 30, 2005 ("Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment shall have the same meanings in this Amendment as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein in order to renew the Commitment and to modify the minimum Tangible Net Worth covenant.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

Section 1. Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

"REVOLVING CREDIT NOTE 1.1 Subject to the terms and conditions hereof, Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $10,000,000.00 (the "Commitment”). Borrower has the right to borrow, repay and reborrow. Each Loan must be at least the minimum amount required in the Note or the balance of the Commitment, whichever is less, and each repayment must be at least the amount required in the Note or the principal balance of the Note, whichever is less. The Loans may only be used for capital expenditures and working capital. Chapter 346 of the Texas Finance Code will not apply to this Agreement, the Note or any Loan. The Loans will be evidenced by, will bear interest and will be payable as provided in the revolving promissory note dated April 30, 2006 executed by Borrower and payable to the order of Bank in the principal amount of $10,000,000.00 on or before April 30, 2008 (together with any renewals, modifications and replacements thereof, the "Note"). The Note is given in renewal and modification of the revolving promissory note dated April 30, 2005 executed by Borrower and payable to the order of Bank in the principal amount of $10,000,000.00 on or before April 30, 2007. "Termination Date" means the earlier of: (a) April 30, 2008; or (b) the date specified by Bank pursuant to Section 6.1 hereof of this Agreement."

Section 2. Exhibit B attached to the Credit Agreement is amended and replaced by the Exhibit B attached to this Amendment and incorporated by reference into this Amendment and the Credit Agreement for all purposes.

Section 3. Borrower hereby represents and warrants to Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the Effective Date as though made on and as of such date; and (b) to the best of the undersigned’s knowledge after reasonable investigation performed in good faith, no default or Event of Default has occurred under the Agreement and is continuing as of the Effective Date.

Section 4. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below. The term "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

Section 5. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

Section 6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 7. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

BORROWER:	HANDY HARDWARE WHOLESALE, INC.

By: /s/ Tina S. Kirbie
Name: Tina S. Kirbie
Title: Interim Principal Executive Officer

BANK:	JPMORGAN CHASE BANK, N.A.

By: /s/ Carols Valdez, Jr.
Name: Carlos Valdez, Jr.
Title: Senior Vice President

EXHIBIT B to Amendment and Restatement of Credit Agreement between

Handy Hardware Wholesale, Inc. ("Borrower") and JPMorgan Chase Bank, N.A. ("Bank")

dated April 30, 1996 (as amended, restated and supplemented from time to time, the "Agreement").

REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND COMPLIANCE CERTIFICATE

FOR CURRENT REPORTING PERIOD ENDING ____________________ ("END DATE")

A.

REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND SUBMITTED WITHIN 45 DAYS OF THE END OF EACH CALENDAR QUARTER, EXCLUDING THE LAST CALENDAR QUARTER OR EACH FISCAL YEAR, AND WITH THE YEAR END FINANCIAL STATEMENTS.

BORROWER'S FISCAL YEAR ENDS ON _______________.

B. FINANCIAL REPORTING. Borrower will provide the following financial information within the times indicated:			Compliance Certificate
WHO	WHEN DUE	WHAT	Compliance (Circle) Yes No
BORROWER	(i) Within 90 days of each fiscal year end

Financial Statements (balance sheet, income statement, cash flow statement) audited (with unqualified opinion) by independent certified public accountants reasonably satisfactory to Bank, accompanied by this Compliance Certificate

Yes No
	(ii) Within 45 days of each calendar quarter end, excluding the last calendar quarter of each fiscal year	Unaudited Financial Statements, accompanied by this Compliance Certificate	Yes No

C. FINANCIAL COVENANT. Borrower will comply with the following financial covenant, defined in accordance with GAAP and the definitions in Section 8, and incorporating the calculation adjustments indicated on the Compliance Certificate:

COMPLIANCE CERTIFICATE
REQUIRED Except as specified otherwise, the covenant will be maintained at all times and reported for each Reporting Period or as of each Reporting Period End Date, as appropriate:	ACTUAL REPORTED For Current Reporting Period/as of the End Date		Compliance (Circle) Yes No

1. Maintain a Tangible Net Worth as adjusted in an amount no less than $1,500,000.00 less than the Borrower’s actual Tangible Net Worth at each December 31. (The Bank has discretion to adjust the Minimum Tangible Net Worth at any time on an annual basis for each calendar year by notice to Borrower.) For fiscal year 2006, the required Minimum Tangible Net Worth as adjusted is at least $27,440,490.00.

Stockholders' Equity                                       $__________

Minus:     Goodwill                                        $__________

Other Intangible Assets                   $__________

Loans/Advances to

Equity holders                               $__________

Loans to Affiliates                          $__________

Capitalized Interest                         $__________

Equals:    Tangible Net Worth as adjusted       $__________

Yes No

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT B AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are materially true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

☐

To the best of the undersigned’s knowledge after reasonable investigation performed in good faith, no    default or Event of Default has occurred under the Agreement during the current Reporting Period, or          been discovered from a prior period, and not reported.

•	A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

☐ was cured on _______________, 200__.

☐ was waived by Bank in writing on _______________, 200__.

☐ is continuing.

Description of Event of Default:

Executed this _________ day of __________, 200__.

BORROWER: HANDY HARDWARE WHOLESALE, INC.

SIGNATURE:______________________________________________

NAME:	Tina Kirbie
TITLE:	Executive Vice President and CFO- Finance
ADDRESS:	8300 Tewantin Drive, Houston, Texas 77061